Exhibit 99.3

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Carey Watermark Investors Incorporated:

Pro Forma Condensed Consolidated Financial Information

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012 (Unaudited)	3
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (Unaudited)	4
Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2012 (Unaudited)	5
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	6

CAREY WATERMARK INVESTORS INCORPORATED

The pro forma condensed consolidated financial statements of Carey Watermark Investors Incorporated (“we, us, and our”), which are unaudited, have been prepared based on our historical financial statements. Our pro forma condensed consolidated balance sheet as of March 31, 2012 has been prepared as if the significant investments entered into during the second quarter of 2012 (noted herein) had been entered into as of March 31, 2012. The pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and three months ended March 31, 2012 have been prepared as if the significant investments subsequent to March 31, 2012 and related financings (noted herein) had occurred on January 1, 2011. In addition, adjustments have been recorded to reflect our asset management expense and expensed acquisition costs. Pro forma adjustments are intended to reflect what the effect would have been, had we held our ownership interest as of January 1, 2011, less amounts which have been recorded in the historical consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made. The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

The pro forma information is not necessarily indicative of the financial condition or results of operations had the investments occurred on January 1, 2011, nor are they necessarily indicative of the financial position, cash flows or results of operations of future periods.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2012

(Unaudited)

		Pro Forma		Pro Forma
		Adjustments		Adjustments
	Historical	(Hampton Inn)		(Hilton Garden Inn)		Pro Forma

Assets
Investments in real estate:
Hotels, at cost	$-	$12,500,000	A	$17,584,500	A	$30,084,500
Net investments in hotels	-	12,500,000		17,584,500		30,084,500
Equity investments in real estate	33,240,628	-		-		33,240,628
Net investments in real estate	33,240,628	12,500,000		17,584,500		63,325,128
Cash and cash equivalents	18,647,880	(12,500,000)	A	(16,176,382)	A	3,961,457
		7,930,581	B	11,000,000	B
				(3,553,024)	C
		(601,571)	A	(786,027)	A

Due from affiliates	59,869	-		-		59,869
Restricted cash	-	-		3,553,024	C	3,553,024
Other assets	758,208	-		-		758,208
Total assets	$52,706,585	$7,329,010		$11,622,091		$71,657,686

Liabilities and Equity
Liabilities:
Limited and non-recourse debt	$-	$7,930,581	B	$11,000,000	B	$18,930,581
Accounts payable, accrued expenses and other liabilities	442,916	-		-		442,916
Due to affiliates	1,179,038	-		-		1,179,038
Distributions payable	533,211	-		-		533,211
Total liabilities	2,155,165	7,930,581		11,000,000		21,085,746

Commitments and contingencies

Equity:
Common stock	6,011	-		-		6,011
Additional paid-in capital	53,356,155	-		-		53,356,155
Distributions in excess of accumulated losses	(2,810,746)	(601,571)	A	(786,027)	A	(4,198,344)
Total Carey Watermark Investors Incorporated shareholders’ equity	50,551,420	(601,571)		(786,027)		49,163,822
Noncontrolling interest	-	-		1,408,118	A	1,408,118
Total equity	50,551,420	(601,571)		622,091		50,571,940
Total liabilities and equity	$52,706,585	$7,329,010		$11,622,091		$71,657,686

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(Unaudited)

						Pro Forma
		Pro Forma		Pro Forma		Adjustments
		Adjustments		Adjustments		(Weighted
	Historical	(Hampton Inn)		(Hilton Garden Inn)		Average Shares)		Pro Forma

Hotel Revenue	$-	$3,697,818	D	$7,483,168	D			$11,180,986

Operating Expenses
Hotel expenses:	-
Room	-	(774,096)	E	(2,003,077)	E			(2,777,173)
Food and beverage	-	-		(675,748)	E			(675,748)
Depreciation and amortization	-	(552,862)	E	(583,239)	E			(1,136,101)
Sales and marketing	-	(466,422)	E	(697,684)	E			(1,164,106)
Repairs and maintenance	-	(174,814)	E	(457,884)	E			(632,698)
General and administrative	-	(281,824)	E	(718,420)	E			(1,000,244)
Utilities	-	(238,866)	E	(291,923)	E			(530,789)
Other	-	(454,075)	E	(1,179,069)	E			(1,633,144)
General and administrative	(1,612,111)							(1,612,111)
Property expenses	(170,694)	(73,862)	F	(94,983)	F			(339,539)
	(1,782,805)	(3,016,821)		(6,702,027)				(11,501,653)

Other Income and (Expenses)
Income from equity investments in real estate	1,081,590	-		-				1,081,590
Interest expense	(10,642)	(402,036)	B	(587,627)	B			(1,000,305)

(Loss) income from operations before income taxes	(711,857)	278,961		193,514				(239,382)
Provision for income taxes	-	(79,704)	G	(69,823)	G			(149,527)

Net (loss) income	(711,857)	199,257		123,691				(388,909)
Loss attributable to noncontrolling interests	-	-		1,288,428	A			1,288,428
Net (loss) income attributable to CWI Stockholders	$(711,857)	$199,257		$1,412,119				$899,519

Weighted average shares outstanding	2,630,328					3,380,572	H	6,010,900

Basic and diluted net (loss) income per share attributable to CWI Stockholders	$(0.27)							$0.15

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2012

(Unaudited)

						Pro Forma
		Pro Forma		Pro Forma		Adjustments
		Adjustments		Adjustments		(Weighted
	Historical	(Hampton Inn)		(Hilton Garden Inn)		Average Shares)		Pro Forma

Hotel Revenue	$-	$722,401	D	$2,060,882	D			$2,783,283

Other Revenue
Other real estate income	52,500	-		-				52,500
	52,500	-		-				52,500

Operating Expenses
Hotel expenses:
Room	-	(164,532)	E	(495,924)	E			(660,456)
Food and beverage	-	-		(151,654)	E			(151,654)
Depreciation and amortization	-	(138,216)	E	(144,225)	E			(282,441)
Sales and marketing	-	(102,625)	E	(185,480)	E			(288,105)
Repairs and maintenance	-	(43,971)	E	(119,620)	E			(163,591)
General and administrative	-	(71,774)	E	(168,420)	E			(240,194)
Utilities	-	(45,302)	E	(66,161)	E			(111,463)
Other	-	(100,475)	E	(377,140)	E			(477,615)
General and administrative	(607,504)	-		-				(607,504)
Property expenses	(82,476)	(18,717)	F	(23,746)	F			(124,939)
	(689,980)	(685,612)		(1,732,370)				(3,107,962)

Other Income and (Expenses)
Income from equity investments in real estate	416,603	-		-				416,603
Interest expense	-	(99,132)	B	(146,878)	B			(246,010)

(Loss) income from operations before income taxes	(220,877)	(62,343)		181,634				(101,586)
Provision for income taxes	-	(12,861)	G	(66,193)	G			(79,054)

Net (loss) income	(220,877)	(75,204)		115,441				(180,640)
Loss attributable to noncontrolling interests	-	-		89,768	A			89,768
Net (loss) income attributable to CWI Stockholders	$(220,877)	$(75,204)		$205,209				$(90,872)

Weighted average shares outstanding	5,334,873					676,027	H	6,010,900

Basic and diluted net loss per share attributable to CWI Stockholders	$(0.04)							$(0.02)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1. Basis of Presentation

The pro forma condensed consolidated statement of operations for the year ended December 31, 2011 was derived from the historical audited consolidated financial statements as of and for the year ended December 31, 2011 included in our Annual Report on Form 10-K.  The pro forma condensed consolidated balance sheet as of March 31, 2012 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2012 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

Note 2. Pro Forma Adjustments

A. Investments

On May 31, 2012, we completed the acquisition of the Hampton Inn (the “Hampton Inn”) from NMG-Braintree, LLC, an unaffiliated third party, for $12,500,000. The 4-story, 103-room select service hotel is located in Braintree, Massachusetts. The hotel is managed by StepStone Hospitality. In connection with this acquisition, we expensed acquisition costs of $601,571. Acquisition costs were expensed and are reflected as a reduction to distributions in excess of accumulated losses in the accompanying pro forma condensed consolidated balance sheet.

On June 8, 2012, we obtained a controlling interest in the Hilton Garden Inn New Orleans French Quarter/CBD venture (the “Hilton Garden Inn”). The non-controlling interest is held by HRI Properties (“HRI”), an unaffiliated third party and the former property owner. The 155-room select service hotel is located in New Orleans, Louisiana. The hotel is managed by HRI Lodging, Inc., an affiliate of HRI. We acquired an 87.56% controlling interest in the venture for a capital contribution of $9,910,000. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year and is senior to HRI’s equity interest. The noncontrolling interest was recorded at its fair value of $1,408,118. Our pro forma loss attributable to noncontrolling interests would be approximately $1,288,428 and $89,768, for the year ended December 31, 2011 and the three months ended March 31, 2012, respectively, based upon our cumulative 8.5% preferred dividend on our capital contribution of $9,910,000. The venture, which we consolidate, acquired the property for $17,584,500 and expensed acquisition costs of $786,027.

B. Debt

We acquired the Hampton Inn property through a wholly-owned, taxable real estate investment trust subsidiary, or TRS, subject to a mortgage in the amount of up to $9,800,000, of which $7,930,581 was drawn upon purchase. The mortgage has an initial 36-month term plus options for two 12-month extensions and a maturity date of May 31, 2015. The interest rate is effectively fixed at 5.0% for the first 36 months. The loan is interest-only for the first 12 months and has a 25-year amortization period thereafter. We have reflected a pro forma adjustment for the year ended December 31, 2011 related to interest expense of $402,036. Additionally, we have reflected a pro forma adjustment for interest expense of $99,132 for the three months ended March 31, 2012 in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011.

We acquired the Hilton Garden Inn property through a wholly-owned TRS subject to a non-recourse mortgage in the amount of $11,000,000. The mortgage requires monthly principal and interest payments beginning August 1, 2012 and has a 30-year amortization period thereafter. The interest rate is fixed at 5.3% and the maturity date is July 1, 2019. We have reflected a pro forma adjustment for the year ended December 31, 2011 related to interest expense of $587,627. Additionally, we have reflected a pro forma adjustment for interest expense of $146,878 for the three months ended March 31, 2012 in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

C. Restricted Cash

As part of the franchise agreement with Hilton Garden Inn, we are required to make renovations to the hotel. Accordingly, our subsidiary placed $3,553,024 into lender-held escrow accounts primarily to fund our commitment for the renovations, which are expected to be completed by September 2013.

D. Hotel Revenue

Our hotel revenue is comprised primarily of hotel room revenue. We have reflected a pro forma adjustment for the year ended December 31, 2011 related to such revenue of $3,697,818 related to the Hampton Inn investment and $7,483,168 related to the Hilton Garden Inn investment. Additionally, we have reflected a pro forma adjustment of $722,401 related to the Hampton Inn investment and $2,060,882 for the Hilton Garden Inn investment for the three months ended March 31, 2012 in order to reflect what the revenue would have been had the investments been made on January 1, 2011.

E. Hotel Expenses

Hotel expenses for the Hampton Inn for the year ended December 31, 2011 and the three months ended March 31, 2012 were as follows: room expenses of $774,096 and $164,532, respectively; repairs and maintenance of $174,814 and $43,971, respectively; utilities of $238,866 and $45,302, respectively; sales and marketing of $466,422 and $102,625, respectively; general and administrative expenses of $281,824 and $71,774, respectively; other expenses of $454,075 and $100,475, respectively; and depreciation and amortization of $552,862 and $138,216, respectively.

Hotel expenses for the Hilton Garden Inn for the year ended December 31, 2011 and the three months ended March 31, 2012 were as follows: room expenses of $2,003,077 and $495,924, respectively; food and beverage expense of $675,748 and $151,654, respectively; repairs and maintenance of $457,884 and $119,620, respectively; utilities of $291,923 and $66,161, respectively; sales and marketing of $697,684 and $185,480, respectively; general and administrative expenses of $718,420 and $168,420, respectively; other expenses of $1,179,069 and $377,140, respectively; and depreciation and amortization of $583,239 and $144,225, respectively.

All hotel expenses are those incurred by the property except for depreciation and amortization, which are based on the purchase price allocation using an estimated useful life not to exceed 40 years for building and building improvements and two to ten years for furniture, fixtures and equipment.

F. Transactions with the Advisor

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Asset management fees are reflected in property expenses in the accompanying pro forma condensed consolidated statements of operations. We have reflected a pro forma adjustment for the year ended December 31, 2011 related to annual fees of $73,862 associated with the Hampton Inn investment and $94,983 associated with the Hilton Garden Inn investment. Additionally, we have reflected a pro forma adjustment for asset management fees of $18,717 associated with the Hampton Inn investment and $23,746 associated with the Hilton Garden Inn investment for the three months ended March 31, 2012 in order to reflect what the fee would have been had the investments been made on January 1, 2011.

G. Provision for Income Taxes

We have reflected a pro forma adjustment for the year ended December 31, 2011 reflecting our income tax provision of $79,704 related to the Hampton Inn investment and $69,823 related to the Hilton Garden Inn investment based upon an estimated effective tax rate which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. Additionally, we have reflected a pro forma adjustment of $12,861 related to the Hampton Inn investment and $66,193 for the Hilton Garden Inn investment for the three months ended March 31, 2012 in order to reflect what the income tax provision would have been had the investments been made on January 1, 2011.

H. Weighted Average Shares

The pro forma weighted average shares outstanding for the year ended December 31, 2011 and three months ended March 31, 2012 totaled 6,010,900 shares and were determined as if all shares issued since our inception through March 31, 2012 were issued on January 1, 2011.